MERRILL LYNCH
PHOENIX
FUND, INC.








FUND LOGO








Quarterly Report

October 31, 1995







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix
Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543





MERRILL LYNCH PHOENIX FUND, INC.



DEAR SHAREHOLDER

After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

One of the major developments during the October quarter was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
While the major US stock market indexes posted modest advances during the October quarter, Merrill Lynch Phoenix Fund, Inc.'s net asset value declined. This disparity between the Fund's performance and the stock market in general largely reflects investor uncertainty regarding the future direction of US economic growth as well as the strongly positive investor sentiment regarding technology growth stocks and non-cyclical consumer goods, two areas in which we have little exposure. In contrast, three important investment areas for the Fund--retail, cable television, and so-called "broken" or "busted" technology issues--performed poorly.

As a fund that follows a contrarian investment approach, we expect our holdings to experience periods of dramatic underperformance from time to time. During such periods, we conduct a thorough review of the underperforming issues to determine whether it is appropriate to continue our current level of investment or increase holdings at lower valuations. When we performed this analysis during the October quarter, we concluded that current share prices presented an opportunity to increase investments in the Fund's retail, cable television, and "broken" technology holdings.

Retail stocks, which made up 12.4% of Fund assets at October quarter-end, performed especially poorly during the period. Their out-of-favor status is reminiscent of the sharp undervaluation of banking and technology stocks that occurred in 1990. While we recognize that continued lackluster consumer spending has brought the viability of many retailers into question, current share valuations are very depressed even for those companies who are likely to survive their current challenges. Furthermore, we believe that most investors are ignoring the current consolidation trend that will benefit the surviving retailers over the longer term. As the number of retailers is reduced through bankruptcy declarations and mergers, capacity will shrink.

As the consolidation process continues, a handful of companies will emerge that possess dominant niches within the industry. We believe that four of the Fund's investments--The Limited, Inc. (mall-based retailing), Woolworth Corp. (athletic footwear, through its Foot Locker subsidiary, the source of approximately 30% of the company's revenues), Kmart Corp. (discount stores), and Price/Costco, Inc. (wholesale club stores)--will be among those companies who will survive the current environment. They all benefit from strong managements to guide them through these turbulent times. Once the outlook for the industry improves, we believe that these companies will emerge with tempered growth expectations so that excess cash flows are used not to open new stores but to repurchase shares, increase dividends, or acquire other retailers. It is difficult to foresee when industry consolidation will result in optimal capacity levels, but when it does occur (as it did for the banking and technology sectors), investor interest will again return to retailers. Accordingly, we used this period of share price weakness to further increase investments in our largest retailing holdings.

As of October month-end, the Fund's cable television holdings accounted for 6.1% of net assets. Highly leveraged balance sheets and the widely anticipated negative impact that slowing economic growth will have on cable television operators led to broad share price declines in this industry during the October quarter. The regulatory outlook is also questionable, since the current political climate suggests that there will not be easy passage of the proposed telecommunications legislation that would benefit Fund holdings Comcast Corporation, Cox Communications, Inc., and Century Communications Corp.

Despite the industry's current problems, we believe that the long-term prospects for the Fund's cable television holdings are excellent, and therefore increased our investments during the quarter. Cable companies will eventually compete successfully in local telephone markets. Although local telephone companies will also be allowed to provide video delivery, they have not yet shown the willingness to make the capital expenditures and forego their substantial dividend payouts, both of which will be needed to establish the infrastructure required. The benefits of this improving outlook will not accrue in the immediate future for our cable television holdings, but we believe that they will be substantial over the longer term.

The "broken" technology stocks--primarily Fund holdings Amdahl Corp. and Tandem Computers, Inc.--lagged behind their fast-growth counterparts during the quarter. However, we believe that these two issues are attractive values. Amdahl has a strong balance sheet, with 65% of its market capitalization represented by its net cash balances. In addition to its substantial mainframe operations, we believe that the company will expand its growth businesses (system consulting, software and storage) from 10% of sales in 1994 to 30% in 1996. Tandem Computers has spent $5/share in research and development over the last two years, which is nearly half of its current share price. Although operations have suffered as the company makes the transition toward selling its new products, 1996 should be the first year Tandem begins to realize a return on its research and development investments. In addition, a new management team will undoubtedly be charged with curbing what has historically been an excessive cost structure. Once again, we do not expect that our investment in these companies will be profitable in the near term, but we believe that their current share prices are attractive given our longer-term expectations. As a result, we increased our investments in Amdahl and Tandem Computers during the October quarter.

Most of our purchases during the quarter served to increase positions in existing investments. We established two significant new positions during the period in Oryx Energy Co. and Storage
Technology Corp.

The energy sector has fallen into investor disfavor primarily because of declining energy prices. Oryx Energy has focused on selling its non-strategic assets at attractive prices and has utilized the proceeds to pay down debt. While the sales will lower production levels in the near term, the company's remaining operations will have lower costs and higher production from a very attractive asset base in 1996 and beyond.

Storage Technology is another "busted" technology issue whose share price is down substantially from its 1992 high. The company, a manufacturer of disk storage systems for high-performance computers, has had a very erratic earnings history. We believe the introduction of its many proprietary products will lead to higher earnings in the future. In the meantime, we are buying shares at very low valuation levels relative to revenues and book value.

During the October quarter, we continued to divest a large number of the Fund's smaller holdings and redeploy the proceeds in augmenting existing investments. As a result, by October quarter-end the Fund's top ten holdings represented 29.2% of its net assets. We anticipate that we will continue this process in the months ahead.

In Conclusion
We thank you for your investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Robert J. Martorelli)
Robert J. Martorelli
Vice President and Portfolio Manager




November 21, 1995




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Robert J. Martorelli, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863






PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Performance Summary" and the "Recent Performance Results" tables on pages 5 and 6. Performance data for the Fund's Class A and Class B Shares are presented in the "Average Annual Total Return" tables below. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables below.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended October 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                        +17.59%        +11.42%
Five Years Ended 9/30/95                  +20.51         +19.22
Ten Years Ended 9/30/95                   +15.50         +14.88

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                        +16.28%        +12.28%
Five Years Ended 9/30/95                  +19.25         +19.25
Inception (10/21/88)
through 9/30/95                           +12.33         +12.33

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Aggregate Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                           +15.88%        +14.88%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 9/30/95                           +16.79%        +10.66%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.





PERFORMANCE DATA (continued)

Recent Performance Results
                                                                                                     12 Month       3 Month
                                                         10/31/95        7/31/95        10/31/94     % Change      % Change
ML Phoenix Fund, Inc. Class A Shares*                     $12.70          $13.44         $12.44       + 6.40%(1)   -4.26%(2)
ML Phoenix Fund, Inc. Class B Shares*                      12.42           13.12          12.19       + 6.28(1)    -4.06(2)
ML Phoenix Fund, Inc. Class C Shares*                      12.35           13.07          12.19       + 5.69(1)    -4.23(2)
ML Phoenix Fund, Inc. Class D Shares*                      12.69           13.43          12.45       + 6.23(1)    -4.26(2)
Dow Jones Industrial Average**                          4,755.48        4,708.47       3,908.12       +21.68       +1.00
Standard & Poor's 500 Index**                             581.50          562.06         472.35       +23.11       +3.46
ML Phoenix Fund, Inc. Class A Shares--Total Return*                                                   +10.67(3)    -2.07(4)
ML Phoenix Fund, Inc. Class B Shares--Total Return*                                                   + 9.55(5)    -2.31(6)
ML Phoenix Fund, Inc. Class C Shares--Total Return*                                                   + 9.48(7)    -2.32(8)
ML Phoenix Fund, Inc. Class D Shares--Total Return*                                                   +10.35(9)    -2.16(10)
Dow Jones Industrial Average--Total Return**                                                          +24.97       +1.65
Standard & Poor's 500 Index--Total Return**                                                           +26.39       +4.11

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $0.496 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.182 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.509 per share ordinary income dividends and $0.496 per share capital gains distributions.
 (4)Percent change includes reinvestment of $0.319 per share ordinary income dividends and $0.182 per share capital gains distributions.
 (5)Percent change includes reinvestment of $0.385 per share ordinary income dividends and $0.496 per share capital gains distributions.
 (6)Percent change includes reinvestment of $0.249 per share ordinary income dividends and $0.182 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.443 per share ordinary income dividends and $0.496 per share capital gains distributions.
 (8)Percent change includes reinvestment of $0.271 per share ordinary income dividends and $0.182 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.492 per share ordinary income dividends and $0.496 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.306 per share ordinary income dividends and $0.182 per share capital gains distributions.



Performance Summary--Class A Shares
                                         Net Asset Value             Capital Gains
Period Covered                   Beginning             Ending         Distributed      Dividends Paid*      % Change**
11/1/82--12/31/82                  $ 9.35              $ 9.60              --                 --             + 2.67%
1983                                 9.60               11.69           $ 0.470             $0.370           +31.05
1984                                11.69               10.65             1.520              0.620           + 9.93
1985                                10.65               12.00             0.980              0.710           +30.28
1986                                12.00               12.39             1.010              0.610           +16.92
1987                                12.39               10.50             1.551              0.676           + 0.95
1988                                10.50               11.78             1.790              0.329           +33.18
1989                                11.78               12.49             0.428              0.508           +13.87
1990                                12.49                8.08             1.623              0.396           -20.66
1991                                 8.08                9.90             0.645              0.494           +37.01
1992                                 9.90               11.73             0.057              0.670           +26.69
1993                                11.73               13.45             0.820              0.826           +29.54
1994                                13.45               11.15             0.729              0.777           - 6.48
1/1/95--10/31/95                    11.15               12.70             0.182              0.319           +18.05
                                                                        -------             ------
                                                                  Total $11.805       Total $7.305

                                                                    Cumulative total return as of 10/31/95: +579.34%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



PERFORMANCE DATA (concluded)


Performance Summary--Class B Shares
                                         Net Asset Value             Capital Gains
Period Covered                   Beginning             Ending         Distributed       Dividends Paid*     % Change**
10/21/88--12/31/88                 $11.96              $11.77            $0.086             $0.144           + 0.35%
1989                                11.77               12.45             0.428              0.409           +12.78
1990                                12.45                8.06             1.623              0.271           -21.54
1991                                 8.06                9.83             0.645              0.429           +35.66
1992                                 9.83               11.55             0.057              0.639           +25.37
1993                                11.55               13.24             0.820              0.661           +28.23
1994                                13.24               10.95             0.729              0.657           - 7.40
1/1/95--10/31/95                    10.95               12.42             0.182              0.249           +17.50
                                                                         ------             ------
                                                                   Total $4.570       Total $3.459

                                                                    Cumulative total return as of 10/31/95: +109.92%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary--Class C Shares
                                        Net Asset Value              Capital Gains
Period Covered                   Beginning             Ending         Distributed      Dividends Paid*      % Change**
10/21/94--12/31/94                 $12.31              $10.91            $0.314             $0.172           - 7.35%
1/1/95--10/31/95                    10.91               12.35             0.182              0.271           +17.02
                                                                         ------             ------
                                                                   Total $0.496       Total $0.443

                                                                      Cumulative total return as of 10/31/95: +8.42%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
</TABBLE>




Performance Summary--Class D Shares
                                        Net Asset Value             Capital Gains
Period Covered                   Beginning             Ending        Distributed       Dividends Paid*      % Change**
10/21/94--12/31/94                 $12.57              $11.16            $0.314             $0.186           - 7.17%
1/1/95--10/31/95                    11.16               12.69             0.182              0.306           +17.74
                                                                         ------             ------
                                                                   Total $0.496       Total $0.492

                                                                      Cumulative total return as of 10/31/95: +9.30%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                             Face Amount/                                                                           Percent of
Industry                     Shares Held                 Investments                       Cost           Value     Net Assets

Discount to Assets
Cable                            700,000   Comcast Corporation--Special (Class A)      $ 11,502,469     $ 12,512,500    1.7%


Day-Care Centers                 700,000   Kinder-Care Learning Centers, Inc.             8,607,500        9,362,500    1.3


                                           Total Discount to Assets                      20,109,969       21,875,000    3.0

Earnings Turnarounds

Airlines                       1,075,000   Mesa Airlines, Inc.                            7,082,660       10,078,125    1.4


Apparel & Textile                657,600   Burlington Industries, Inc.                    7,635,000        7,315,800    1.0


Auto & Truck                     309,600   Federal--Mogul Corp.                           5,423,254        5,534,100    0.8


Banking & Financial              900,000   California Federal Bank, FSB                   8,884,347       13,275,000    1.8
                                 130,000   California Federal Bank, FSB Goodwill
                                             Certificates                                   500,634          568,750    0.1
                                 120,000   Glendale Federal Savings Bank (8.75%
                                             Convertible, Series E)                       3,000,000        5,055,000    0.7
                                 700,000   Roosevelt Financial Group Inc.                11,817,863       11,112,500    1.5


Cable                          1,421,000   Century Communications Corp.                  11,424,840       12,078,500    1.7


Computers &                    2,200,000   Tandem Computers, Inc.                        28,034,235       24,750,000    3.4
Peripherals


Consumer Products              1,500,000   The Topps Co., Inc.                           10,330,067        9,187,500    1.3


Diversified                      500,000   Specialty Equipment Companies Inc.             4,937,500        5,250,000    0.7


Energy Related                   361,000   Nowsco Well Service Ltd.                       3,267,348        4,305,628    0.6
                                 700,000   Total Petroleum (North America) Ltd.           7,310,674        7,087,500    1.0


Environmental                  2,554,000   Allwaste Inc.                                 13,246,956       12,450,750    1.7
                                 930,000   Matrix Service Co.                             8,370,557        3,720,000    0.5
                               1,087,600   TETRA Technologies, Inc.                       9,042,170       14,138,800    2.0


Health Care                       74,000   COR Therapeutics Inc.                            798,995          749,250    0.1
                                 400,000   The Liposome Company Inc.                      2,184,932        6,050,000    0.8
                                 884,200   NeoRx Corp.                                    5,788,067        4,642,050    0.6


Home Builders                    937,000   NVR, Inc.                                      5,499,440        9,370,000    1.3
                                  53,828   NVR, Inc. (Warrants)(a)                          235,498          121,113    0.0

Leisure &                      1,625,000   CST Entertainment Imaging, Inc.                3,593,312        1,218,750    0.2
Entertainment                    900,000   CST Entertainment Imaging, Inc.
                                             (Restricted)                                   675,000          675,000    0.1


Manufacturing                    879,400   Lamson & Sessions Co.                          4,853,150        5,826,025    0.8


Oil Services                     239,025   Computalog Ltd.                                1,962,718        1,425,419    0.2
                               1,300,000   Rowan Companies, Inc.                          9,340,442        8,612,500    1.2
                                 250,000   Weatherford Enterra, Inc. (c)                  3,653,725        6,031,250    0.8


Paper & Packaging                233,437   Gaylord Container Corp. (Warrants)(a)            464,274        1,677,828    0.2


Precision                        250,000   Esterline Technology Corp.                     2,130,398        5,781,250    0.8
Instruments


Printing &                     2,300,000   National Education Corp.                      12,092,434       18,687,500    2.6
Publishing



SCHEDULE OF INVESTMENTS (continued)
                             Face Amount/                                                                           Percent of
Industry                     Shares Held                 Investments                       Cost           Value     Net Assets

Earnings Turnarounds (concluded)
Restaurants                      965,519   Houlihan's Restaurant Group, Inc.           $  3,468,750     $  5,551,734    0.8%


Retail                         1,893,300   CML Group, Inc.                               15,736,773       10,886,475    1.5
                               1,000,000   The Limited, Inc.                             18,426,190       18,375,000    2.6
                               1,963,300   Service Merchandise Company, Inc.             10,726,295       10,552,738    1.5


                                           Total Earnings Turnarounds                   241,938,498      262,141,835   36.3


Financial Restructuring

Aerospace &                    2,360,000   Ladish Co., Inc.                               2,864,038          885,000    0.1
Industrial Products

Airlines                     $18,475,000   Continental Airlines Holdings, Inc.,
                                             Secured Equipment Trust Certificates,
                                             12.125% due 4/15/1996                        1,691,016        2,217,000    0.3


Beverages                    $ 5,000,000   Heileman Acquisition Co., Senior
                                             Subordinated Notes, 9.625% due 1/31/2004     1,037,500        1,350,000    0.2


Chemicals                        360,000   Specialty Chemical Resources, Inc.             3,579,642        1,282,500    0.2


Consumer                     $ 6,700,000   Polly Peck International Finance N.V.,
Products                                     Convertible Preferred Shares, 7.25%
                                             due 1/04/2005                                  241,200          234,500    0.0


Energy                            65,945   Great Bay Power Corp.                          2,215,547          511,074    0.1


Engineering                      524,446   EMCOR Group, Inc.                              2,975,150        4,195,568    0.6


Financial                        232,000   First City Financial Corp., Non-Con-
                                             vertible Preferred Stock                     5,480,768        5,046,000    0.7


Industrial                   $24,500,000   Anacomp, Inc., Senior Subordinated Notes,
Services                                     15.00% due 11/01/2000                       17,565,312       17,640,000    2.5


Leisure &                      3,600,000   TMM, Inc.                                      3,276,000          576,000    0.1
Entertainment


Real Estate                  $14,826,000   Olympia & York Maiden Lane Finance Corp.,
                                             Secured Notes, 10.375% due 12/31/1995        7,210,428        6,968,220    1.0
                                 625,000   Resurgence Properties Inc.                     5,468,750        5,156,250    0.7


Retail                           443,361   Zale Corp. Litigation Limited Partner-
                                             ship Shares                                          0                0    0.0


Textiles                     $ 2,000,000   The Bibb Company, Senior Subordinated
                                             Notes, 13.875% due 8/01/1999                   745,000          780,000    0.1
                             $ 2,000,000   The Bibb Company, Senior Subordinated
                                             Notes, 14.00% due 10/01/1999                   798,750          890,000    0.1


                                           Total Financial Restructuring                 55,149,101       47,732,112    6.7

High Yield

Cable                        $ 5,910,000   Scott Cable, Subordinated Debentures,
                                             12.25% due 4/15/2001                         4,626,300        4,018,800    0.6


Energy                       $15,500,000   WRT Energy Corp., Senior Notes, 13.875%
                                             due 3/01/2002                               13,112,500        9,300,000    1.3


SCHEDULE OF INVESTMENTS (continued)
                             Face Amount/                                                                           Percent of
Industry                     Shares Held                 Investments                       Cost           Value     Net Assets

High Yield (concluded)
Engineering                  $ 4,764,800   EMCOR Group, Inc., A Notes, 7.00% due
                                             12/15/1997                                $  4,576,876     $  4,621,856    0.6%
                             $   128,200   Sellco Corp., 12.00% due 12/15/2004 (b)           15,401           25,640    0.0


Furniture                    $ 2,000,000   Levitz Furniture Inc., Senior Notes,
                                             12.375% due 4/15/1997                        1,797,500        1,760,000    0.2


Home Builders                $ 4,100,000   Baldwin Homes, 10.375% due 8/01/2003           2,624,000        1,845,000    0.3


Leisure &                    $ 8,500,000   Bally's Health & Tennis Corporation,
Entertainment                                Senior Subordinated Notes, 13.00%
                                             due 1/15/2003                                6,781,875        7,458,750    1.0
                             $11,000,000   Genmar Holdings, Inc., Senior Sub-
                                             ordinated Notes, 13.50% due 7/15/2001       11,000,000       10,780,000    1.5
                                 330,000   Live Entertainment Inc., 5.00%
                                             Convertible Preferred (Series B)             1,546,875        2,145,000    0.3
                             $ 7,500,000   Live Entertainment Inc., Senior
                                             Subordinated Notes, 12.00% due
                                             3/23/1999                                    5,643,750        5,737,500    0.8
                             $ 6,377,000   Riviera Holdings Corp., First Mortgage
                                             Bonds, 11.00% due 12/31/2002                 5,123,832        5,866,840    0.8
                             $ 5,000,000   Trump Castle Funding Inc., 11.75% due
                                             11/15/2003                                   3,113,912        3,950,000    0.6
                             $ 7,605,000   U.S. Trails Inc., Secured Notes, 12.00%
                                             due 7/15/1998                                5,346,125        4,791,150    0.7

Printing &                   $ 5,532,000   San Jacinto Holdings Inc., Senior
Publishing                                   Subordinated Notes, 8.00% due
                                             12/31/2000                                   4,246,920        4,342,620    0.6


Real Estate                  $ 3,300,000   Granite Development Partners L.P.,
                                             Senior Notes (Series B), 10.83%
                                             due 11/15/2003                               2,986,500        2,475,000    0.3


Restaurants                  $ 3,600,000   Family Restaurants Inc., Senior Notes,
                                             9.75% due 2/01/2002                          1,920,937        1,800,000    0.3


Transportation               $ 7,500,000   Tiphook Finance Corp., Unsecured
                                             Guaranteed Notes, 10.75% due
                                             11/01/2002                                   5,787,500        6,000,000    0.8


                                           Total High Yield                              80,250,803       76,918,156   10.7


Operational Restructuring

Apparel & Textile                717,000   Texfi Industries, Inc.                         3,857,425        1,792,500    0.3


Banking & Financial              400,000   Student Loan Marketing Association            15,282,384       23,550,000    3.3


Cable                            802,200   Cox Communications, Inc. (Class A)            13,940,647       15,041,250    2.1


Computer Software &              600,000   Borland International, Inc.                    5,291,876        8,100,000    1.1
Services                       1,500,000   Computervision Corporation                     4,608,560       17,625,000    2.4


Computers &                    2,487,000   Amdahl Corp.                                  24,291,197       23,004,750    3.2
Peripherals                      300,000   Storage Technology Corp.                       7,287,107        7,387,500    1.0


Diversified                    1,600,000   ADT Limited (ADR)*                            13,786,872       22,400,000    3.1
                                 500,000   Corning Inc.                                  14,950,168       13,062,500    1.8
                                 337,500   National Patent Development Corp.              4,945,938        3,164,063    0.4
                               1,000,000   Southcorp Holdings Limited                     2,082,773        2,154,762    0.3
                                 540,500   TPI Enterprises, Inc.                          3,042,032        2,026,875    0.3


Electronics                    4,813,587   Automated Security (Holdings) PLC (ADR)*      16,190,133        3,309,341    0.5

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                                    Percent of
Industry                     Shares Held                 Investments                       Cost           Value     Net Assets

Operational Restructuring (concluded)
Energy Related                   500,000   Oryx Energy Co.                             $  6,224,451     $  5,750,000    0.8%


Health Care                    2,062,500   Applied Bioscience International Inc.         10,785,608       13,148,437    1.8
                               1,000,000   Community Psychiatric Centers, Inc.           10,758,143       10,875,000    1.5
                               3,300,000   Unilab Corp.                                  15,110,266       10,312,500    1.4


Insurance                      3,000,000   Reliance Group Holdings, Inc.                 19,528,165       22,125,000    3.1


Metals & Mining                   15,625   Freeport-McMoRan Copper & Gold, Inc              338,594          357,422    0.1
                                  91,666   Freeport-McMoRan, Inc.                         1,918,263        3,426,017    0.5
                                 385,953   Freeport-McMoRan, Inc. (Class B)               7,157,545        8,780,431    1.2


Retail                         1,500,000   Kmart Corp.                                   19,352,712       12,187,500    1.7
                                 890,000   Price/Costco, Inc.                            13,149,803       15,130,000    2.1
                               1,500,000   Woolworth Corp.                               22,306,573       21,937,500    3.0


                                           Total Operational Restructuring              256,187,235      266,648,348   37.0


                                           Total Investments                            653,635,606      675,315,451   93.7


                             Face Amount          Short-Term Investments

Commercial                   $ 6,117,000   General Electric Capital Corp., 5.85% due
Paper **                                     11/01/1995                                   6,117,000        6,117,000    0.8
                              11,766,000   National Fleet Funding Corp., 5.70% due
                                             11/03/1995                                  11,762,274       11,762,274    1.6


                                           Total Commercial Paper                        17,879,274       17,879,274    2.4

US Government &                            Federal National Mortgage Association:
Agency Obligations **         10,545,000     5.60% due 11/21/1995                        10,512,193       10,512,193    1.5
                              20,000,000     5.60% due 11/30/1995                        19,909,778       19,909,778    2.8


                                           Total US Government & Agency Obligations      30,421,971       30,421,971    4.3


                                           Total Short-Term Investments                  48,301,245       48,301,245    6.7


Total Investments                                                                      $701,936,851      723,616,696  100.4
                                                                                       ============
Liabilities in Excess of Other Assets                                                                     (2,971,765)  (0.4)
                                                                                                        ------------  ------
Net Assets                                                                                              $720,644,931  100.0%
                                                                                                        ============  ======

Net Asset                     Class A--Based on net assets of $271,825,084 and
Value:                                 21,403,956 shares outstanding                                    $      12.70
                                                                                                        ============
                              Class B--Based on net assets of $396,235,217 and
                                       31,913,953 shares outstanding                                    $      12.42
                                                                                                        ============
                              Class C--Based on net assets of $12,360,170 and
                                       1,000,909 shares outstanding                                     $      12.35
                                                                                                        ============
                              Class D--Based on net assets of $40,224,460 and
                                       3,168,827 shares outstanding                                     $      12.69
                                                                                                        ============


  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Sold on August 2, 1995 and received as a pay-in-kind payment on September 18, 1995.
(c)On October 5, 1995, Weatherford International Inc. and Enterra Corp. announced completion of a merger of the two companies and a name change to Weatherford Enterra, Inc. Weatherford shareholders also approved a one-for-two reverse stock split.

PORTFOLIO INFORMATION


For the Quarter Ended October 31, 1995

                                  Percent of
Ten Largest Holdings              Net Assets

Tandem Computers, Inc.                3.4%
Student Loan Marketing Association    3.3
Amdahl Corp.                          3.2
ADT Limited (ADR)                     3.1
Reliance Group Holdings, Inc.         3.1
Woolworth Corp.                       3.0
National Education Corp.              2.6
The Limited, Inc.                     2.6
Anacomp, Inc., Senior Subordinated
  Notes, 15.00% due 11/01/2000        2.5
Computervision Corporation            2.4



Five Largest Industries

Retail                               12.4%
Computers & Peripherals               7.6
Banking & Financial                   7.4
Diversified                           6.6
Health Care                           6.2



Asset Mix

Stocks                               79.1%
Bonds                                14.6
Cash & Cash Equivalents               6.3*


[FN]
*Net of liabilities in excess of other assets.

Additions (Equity Investments)

COR Therapeutics Inc.
Oryx Energy Co.
Southcorp Holdings Limited
Specialty Equipment Companies Inc.
Storage Technology Corp.




Deletions (Equity Investments)

Anacomp, Inc.
Anacomp, Inc. (Warrants)
Bremer, Vulkan, Verbund AG
Concurrent Computer Corp.
Cyrix Corp.
Gaylord Container Corp.
Lamonts Apparel, Inc.
National Convenience Stores Inc.
National Convenience Stores Inc. (Warrants)
Ranchmen's Resources Ltd.
Rollins Environmental Services, Inc.
Southwestern Life Insurance Corp.
USX Corp.--Marathon Group, Inc.
Unisys Corp.
Western Digital Corp.